Exhibit (99.1)

EASTMAN KODAK COMPANY

Media Contact:
David Lanzillo       585-781-5481   david.lanzillo@kodak.com


Kodak Streamlines Management Structure for Digital Future

Establishes Chief Operating Office, Led by Faraci and
Langley, Designed to Enhance Operational Effectiveness,
Leverage Opportunities Across Businesses

ROCHESTER, N.Y., March 14 - Eastman Kodak Company announced today the establishment of a Chief Operating Office, a move designed to enable the streamlining of its senior management and enhance operational effectiveness as the necessary next step in the company's digital transformation.
  The Chief Operating Office will be led jointly by Philip
J. Faraci, President, Consumer Digital Imaging Group, and James T. Langley, President, Graphic Communications Group, effective immediately. Faraci and Langley, who are Senior Vice Presidents of the company, will continue to be responsible for managing the day-to-day operational activity of their respective businesses.
  Most importantly, Faraci and Langley will be jointly accountable for achieving this year the strategic objective of significantly reducing administrative costs and positioning Kodak for profitable growth in 2008. They will put in place the structures and processes needed to achieve a greater streamlining of management, deeper cost reductions, and greater leverage across the digital businesses to drive revenue growth. In turn, this will help Faraci and Langley to achieve the goals they outlined for their businesses at the company's investor meeting in February.
  Consistent with the establishment of the Chief Operating Office, the company will consolidate much of the corporate infrastructure that is presently dedicated to the businesses. With the anticipated sale of its Health Group, the company can be managed more effectively and economically by streamlining the organization. The businesses now will determine the amount of services that they require, thereby allowing the company to reduce cost and improve efficiency by pooling resources at the senior-most levels of the corporate functions.

  "This move will lead to a leaner management structure that will speed decision-making, reduce cost, and help accelerate the company's profitable growth," said Antonio M. Perez, Kodak's Chairman and Chief Executive Officer. "The changes represent a vital element of the restructuring that the company began in 2004 and will conclude this year. Beginning in 2008, Kodak will have in place the business model and the management structure required for sustained success in digital markets."
  Under the new structure, Perez, as Chairman and CEO, retains responsibility for setting strategy, driving the overall operating performance of the company, and managing broad issues of corporate governance.
  Perez also will retain a direct reporting line with the Film Products Group (FPG), which is responsible for the company's consumer and professional films as well as its Entertainment Imaging business. These businesses are playing a vital role in the company's portfolio and its transformation effort. Given the different structural nature of FPG, and the strategic importance of completing this year the restructuring of the traditional businesses, this organization will continue to report directly to Perez through Mary Jane Hellyar, President, FPG, and a Senior Vice President of the company.
  Faraci, 51, joined Kodak in December 2004. Among his other accomplishments, he led the development of the company's recently introduced consumer inkjet printers, improved the earnings of the digital capture business, and created a more profitable go-to-market model in the consumer digital business.
  Langley, 56, joined Kodak in August 2003. He guided the series of acquisitions that resulted in the creation and integration of what is now Kodak's Graphic Communications Group, a $3.6 billion business that offers the broadest portfolio of blended printing solutions in the industry.
  "Phil and Jim have demonstrated their ability to lead large organizations effectively," Perez said. "This shared operating responsibility is essential at this time to achieving the correct level of functional resources for the company we are becoming. Working together, they will improve Kodak's operational performance and assist me in executing our digital transformation strategy."

     The company also announced the following management changes:
       -  Carl Gustin, 55, Chief Marketing Officer and Senior
          Vice President, Eastman Kodak Company, announced his intention to retire effective July 1. Gustin's retirement represents the completion of a plan that he developed in the past year to operate marketing within the businesses and to redistribute the responsibilities of the Chief Marketing Office into the businesses and functional areas. The announcement of his retirement coincides with the final implementation of that plan.

       - Jeff Jacobson, 46, Chief Operating Officer, Graphic Communications Group, and Vice President, Eastman Kodak Company, announced his intention to leave the company effective April 30, under the terms of a two-year agreement that took effect when he joined the company in April 2005 upon the acquisition of Kodak Polychrome Graphics. Jacobson will spend the next six weeks helping to transition his responsibilities.

     "I thank Carl and Jeff for their leadership and the considerable contributions they made to the transformation of Kodak," Perez said. "Carl sustained and nurtured the Kodak brand throughout his 14-year career at the company, helping us to expand the brand into digital markets. Kodak's rising stature as a digital company reflects in part the branding efforts that Carl directed.
     "Jeff also deserves credit for our transformation," Perez said. "He was instrumental in completing the integration of the acquired GCG companies, and he identified and delivered a three-year integration plan in two years. Under his talented leadership as CEO of KPG, Jeff led its profit turnaround. He came to Kodak with a two-year agreement, maximized the value of our acquisitions, and will now pursue his aspiration of running another company. Both Jeff and Carl have served the company with distinction, and I wish them the very best in their future endeavors."

     The new reporting structure of the company will be as follows:
       -  Finance, Legal, the Chief Technical Office, Human
          Resources, the Global Diversity Office and the Chief
          Information Officer will report to the CEO;

       -  and Global Shared Services, Worldwide Information
          Systems, and all manufacturing and logistics activity of CDG and GCG will report to the Chief Operating Office.

  "These changes represent some of the final stages of our digital transformation," Perez said. "We are building a company that will feature growing and profitable businesses in graphic communications, consumer digital capture, and consumer inkjet printing, among a number of other significant product lines. I am more excited than ever to be leading Kodak through the next phase of our digital transformation as we work to realize the great promise of this company. We have the people, the assets, the strategy and the structure to extend Kodak's presence as the world's imaging leader."

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CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF
THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Certain statements in this press release may be forward-looking in nature, or "forward-looking statements" as defined in the United States Private Securities Litigation Reform Act of 1995. For example, references to expectations for the Company's and the segments' business model, cost model, marketing opportunities, greater leverage across the digital businesses, efficiency by pooling resources, growth, profits, cost reductions, reduction in SG&A, and restructuring and restructuring charges.

Actual results may differ from those expressed or implied in forward-looking statements. In addition, any forward-looking statements represent the Company's estimates only as of the date they are made, and should not be relied upon as representing the Company's estimates as of any subsequent date. While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, even if its estimates change. The forward-looking statements contained in this report are subject to a number of factors and uncertainties, including the successful:

  - execution of the digital growth and profitability strategies, business model and cash plan;
  -  implementation of the cost reduction programs;
  - transition of certain financial processes and administrative functions to a global shared services model and the outsourcing of certain functions to third parties;
  - implementation of, and performance under, the debt management program, including compliance with the Company's debt covenants;
  - development and implementation of product go-to-market and e-commerce strategies;
  - protection, enforcement and defense of the Company's intellectual property, including defense of our products against the intellectual property challenges of others;
  - implementation of intellectual property licensing and other strategies;
  -  completion of information systems upgrades, including
     SAP, the Company's enterprise system software;
  -  completion of various portfolio actions;
  -  reduction of inventories;
  -  integration of acquired businesses;
  - improvement in manufacturing productivity and techniques;
  -  improvement in receivables performance;
  -  improvement in supply chain efficiency; and
  - implementation of the strategies designed to address the decline in the Company's traditional businesses.

The forward-looking statements contained in this press release are subject to the following additional risk factors:

  - inherent unpredictability of currency fluctuations, commodity prices and raw material costs;
  -  competitive actions, including pricing;
  - changes in the Company's debt credit ratings and its ability to access capital markets;
  -  the nature and pace of technology evolution;
  - changes to accounting rules and tax laws, as well as other factors which could impact the Company's reported financial position or effective tax rate;
  - general economic, business, geo-political and regulatory conditions;
  -  market growth predictions;
  -  continued effectiveness of internal controls;
  - and other factors and uncertainties disclosed from time-to-time in the Company's filings with the Securities and Exchange Commission.

Any forward-looking statements in this press release should be evaluated in light of these important factors and uncertainties.

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